UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2006
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On November 13, 2006, Trade Source International (“TSI”), a wholly-owned subsidiary of Craftmade International, Inc. (the “Company”), was notified by Lowe’s Companies, Inc. (“Lowe’s”) that TSI will no longer supply the 14 outdoor and indoor lighting SKU’s previously sold to Lowe’s via direct import (the “Products”). Management has been told that Lowe’s will be sourcing the Products directly from various overseas manufacturers. TSI expects to ship the majority of outstanding orders by January 31, 2007.
The Products represented approximately $13.6 million in net sales and $1.5 million in gross profit for the fiscal year ended June 30, 2006. Net sales and gross profit for the Products in the fiscal quarter ended September 30, 2006 were $2.2 million and $0.2 million, respectively. The Company does not have any inventory of these Products as they are sold on a direct-import basis. The impact of the loss of the Products is currently estimated to be $0.04 per share for the remainder of the fiscal year ending June 30, 2007.
On November 14, 2006, Craftmade International, Inc. (the “Company”) issued a news release announcing such information. A copy of this news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Certain statements in this filing constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Craftmade International, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward looking statements include, but are not limited to, (i) statements concerning future financial condition and operations, including future cash flows, revenues, gross margins, earnings and variations in quarterly results and (ii) other statements identified by words such as “may,” “will,” “should,” “could,” “might,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “forecasts,” “intends,” “potential,” “continue,” and similar words or phrases. These factors that could affect our financial and other results can be found in the risk factors section of our Form 10-K for the fiscal year ended June 30, 2006, as filed with the SEC on September 13, 2006. The forward-looking statements included in this filing are made only as of the date of publication, and we undertake no obligation to update them to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     The following exhibits are furnished with this Form 8-K.

99.1	News release of the Company, dated November 14, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: November 14, 2006	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release of the Company, dated November 14, 2006